UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2004 (December 10, 2004)

SYMBION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50574	62-1625480
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

40 Burton Hills Boulevard, Suite 500
Nashville, Tennessee 37215
(Address of principal executive offices) (Zip Code)

(615) 234-5900
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit Index
EX-99.1 FORM OF NONQUALIFIED STOCK OPTION GRANT
EX-99.2 FORM OF INCENTIVE STOCK OPTION AGREEMENT
EX-99.3 FORM OF NONQUALIFIED STOCK OPTION AGREEMENT

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 10, 2004, the Compensation Committee of the Board of Directors of Symbion, Inc. (the “Company”) granted each of the Company’s non-employee directors an option to purchase 2,000 shares of the Company’s common stock with an exercise price of $19.70 per share, which represents the closing sales price of one share of the Company’s common stock on the Nasdaq National Market on December 10, 2004. Each option may be exercised at any time after one year from the date of grant. The options were granted pursuant to the Company’s Non-Employee Directors Stock Option Plan. Each director’s individual grant under the Plan is made pursuant to a Nonqualified Stock Option Agreement, a form of which is filed herewith as Exhibit 99.1.

     Also on December 10, 2004, the Compensation Committee granted certain of the Company’s officers options to purchase an aggregate of 255,000 shares of the Company’s common stock with an exercise price of $19.70 per share, which represents the closing sales price of one share of the Company’s common stock on the Nasdaq National Market on December 10, 2004. The options vest in four equal annual installments beginning on December 10, 2005. The options were granted pursuant to the Company’s Stock Incentive Plan. Each officer’s individual grant under the Stock Incentive Plan is made pursuant to an Incentive Stock Option Agreement and/or a Nonqualified Stock Option Agreement, forms of which are filed herewith as Exhibits 99.2 and 99.3.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

99.1	Form of Nonqualified Stock Option Agreement under the Company’s Non-Employee Directors Stock Option Plan.

99.2	Form of Incentive Stock Option Agreement under the Company’s Stock Incentive Plan.

99.3	Form of Nonqualified Stock Option Agreement under the Company’s Stock Incentive Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2004	SYMBION, INC.

	By:	/s/ Kenneth C. Mitchell

Kenneth C. Mitchell
Chief Financial Officer and
Senior Vice President of Finance

Exhibit Index

Exhibit Number	Description

99.1	Form of Nonqualified Stock Option Grant under the Company’s Non-Employee Directors Stock Option Plan.

99.2	Form of Incentive Stock Option Agreement under the Company’s Stock Incentive Plan.

99.3	Form of Nonqualified Stock Option Agreement under the Company’s Stock Incentive Plan.